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                       THE PAYDEN & RYGEL INVESTMENT GROUP


                  Supplement to Prospectus dated March 1, 1999


On page 16 under the heading entitled "Principal Investment Strategies" for the Growth & Income Fund, the material under the first bullet point is deleted in its entirety and the following is substituted in its place:

        "The Fund is a large cap value fund. Under normal market conditions, the Fund invests approximately 50% of its total assets in common stocks known as the "dogs of the Dow" (the "Dogs Portfolio"), and the balance in one or more broad market equity-based derivative instruments, including Standard & Poor's Depositary Receipts with respect to the S&P 500 Index, DIAMONDS Trust, Series 1 with respect to the Dow Jones Industrial Average and Nasdaq-100 Shares with respect to the Nasdaq-100 Index, and equity index mutual funds."

On page 32 under the section entitled "Additional Investment Strategies and Related Risks," the material under the heading entitled "Registered Investment Companies" is deleted in its entirety and the following is substituted in its place:

        "REGISTERED INVESTMENT COMPANIES. The Market Return Fund may invest in shares of equity index mutual funds, and the Growth & Income Fund may invest up to 50% of its total assets in a combination of broad market equity-based derivative instruments, including Standard and Poor's Depositary Receipts (SPDRs), DIAMONDS Trust, Series 1 (Diamonds) and Nasdaq-100 Shares (QQQs), and equity index mutual funds. However, under the Investment Company Act of 1940, the Group and its affiliated persons, including investors holding 5% or more of the outstanding shares of the Funds and other clients of the Adviser, may not hold in the aggregate more than 3% of the outstanding SPDRs, Diamonds or QQQs, or the shares of any such equity index mutual fund.

               SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the S&P 500 Index; changes in the prices of SPDRs track the movement of the Index relatively closely. Diamonds are shares of a publicly traded unit investment trust which owns the stocks included in the Dow Jones Industrial Average; changes in the prices of Diamonds track the movement of the DJIA relatively closely. QQQs are shares of a publicly traded unit investment trust which owns the stocks included in the Nasdaq-100 Index; changes in the prices of QQQs track the movement of the Index relatively closely. SPDRs, Diamonds, and QQQs are each subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to the risks of trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading in them inadvisable.

               Equity index mutual funds own the stocks included in the S&P 500 Index, and are intended to closely track the Index. Although such index mutual funds generally have substantial assets and low operating expenses, investment in such a fund by a Fund will involve a duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the index mutual fund."


On page 38 under the section entitled "How to Redeem Shares," the following language is added before the last paragraph:

               "The Group has authorized one or more brokers to accept redemption orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A Customer's redemption order will be priced at the Fund's NAV next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order."


On page 39 under the section entitled "How to Purchase Shares," the following language is added after the paragraph entitled "Additional Investments:"

        "PURCHASES THROUGH BROKERS

               The Group has authorized one or more brokers to accept purchase orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Funds. A Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A Customer's purchase order will be priced at the Fund's NAV next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the purchase order."


           The date of this Prospectus Supplement is January 19, 2000


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                       THE PAYDEN & RYGEL INVESTMENT GROUP


      Supplement to Statement of Additional Information dated March 1, 1999


On page 4 under the section entitled "OPERATING POLICIES," sub-paragraph (3), "INVESTMENT COMPANIES," is deleted in its entirety and the following is substituted in its place:

        "As a matter of operating policy, no Fund may:

           ....

        (3) INVESTMENT COMPANIES. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940, as amended. However, pursuant to an Order issued by the SEC on December 29, 1999, any Fund may purchase shares of the Bunker Hill Money Market Fund, provided that the investment does not exceed 25% of the investing Fund's total assets."


On page 11, the section entitled "Money Market Funds" is deleted in its entirety and the following is substituted in its place:

        "Money Market Funds

        To maintain liquidity, each Fund may invest in unaffiliated money market funds. Under normal circumstances, a money market investment made by either the Short Duration Tax Exempt or Tax Exempt Bond Funds will be in federal tax-free mutual funds. No investment by any Fund in an unaffiliated money market fund will be in excess of 3% of the total assets of the money market fund. None of the Funds anticipates investing more than 15% of its net assets in unaffiliated money market funds. In addition, pursuant to an Order issued by the SEC on December 29, 1999, any Fund may purchase shares of the Bunker Hill Money Market Fund, provided that the investment does not exceed 25% of the investing Fund's total assets. An investment in a money market fund by a Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such money market fund."


   The date of this Supplement to the Statement of Additional Information is
                               January 19, 2000.